UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       October 19, 2010

Badger Meter, Inc.
(Exact name of Registrant as Specified in Charter)

Wisconsin	1-6706	39-0143280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4545 W. Brown Deer Rd., Milwaukee, Wisconsin	53223
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:      (414) 355-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02          Results of Operations and Financial Condition.

On October 19, 2010, the Company issued a press release announcing its quarterly financial results for the 2010 third quarter and nine months ended September 30, 2010.

A copy of the press release issued by the Company announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(a)        Financial Statements of Business Acquired.

Not applicable.

(b)        Pro Forma Financial Information.

Not applicable.

(c)         Shell Company Transactions.

Not applicable.

(d)         Exhibits.

The exhibit filed herewith is as listed in the accompanying Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BADGER METER, INC.

Date:	October 19, 2010	By:	/s/ Richard E. Johnson
Richard E. Johnson
Senior Vice President – Finance and Treasurer
Chief Financial Officer

Exhibit Index to Current Report on Form 8-K
Dated October 19, 2010

Exhibit Number	Description

(99.1)	Badger Meter, Inc. Press Release, dated October 19, 2010.